UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2024

THARIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41210	84-2642541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1200 Route 22 East, Suite 2000

Bridgewater, NJ 08807

(Address of principal executive offices, including zip code)

(908) 955-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	THAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 14, 2024, Tharimmune, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 4,947,264 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on March 21, 2024 are as follows:

Proposal 1. All of the five (5) nominees for director were elected to serve until the 2025 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five (5) directors was as follows:

Directors	For	Against	Abstain	Broker Non Vote
Randy Milby	2,871,156	0	91,765	1,984,343
Leonard Mazur	2,869,114	0	93,807	1,984,343
Lynne A. Bui	2,848,203	0	114,718	1,984,343
Sireesh Appajosyula	2,868,930	0	93,991	1,984,343
Kelly Anderson	2,869,589	0	93,332	1,984,343

Proposal 2. The appointment of Rosenberg Rich Baker Berman P.A., as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2024 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
4,800,694	123,028	23,541	1

Proposal 3. The grant of discretionary authority to the Company’s Board of Directors to (A) amend the Company’s Certificate of Incorporation, as amended, to effect one or more consolidations of the issued and outstanding shares of common stock of the Company pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-2 up to 1-for-50 (the “Reverse Stock Split”) and (B) arrange for the disposition of fractional interests by stockholders entitled thereto by entitling such stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-50, and (Y) any Reverse Stock Split is completed no later than May 14, 2025, was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
4,246,167	673,553	27,544	0

Proposal 4. The Tharimmune, Inc. Amended and Restated 2023 Omnibus Equity Incentive Plan was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
2,405,905	551,134	5,882	1,984,343

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2024	Tharimmune, Inc.

/s/ Randy Milby
Randy Milby
Chief Executive Officer

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